DELAWARE(SM)
INVESTMENTS
------------                      Delaware Group Dividend and Income Fund, Inc.


Closed-End Income


                          (Closed-End Income Artwork)


                                                        2000 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary                                               5

Financial Statements

  Statement of Net Assets                                         6

  Statement of Assets
  and Liabilities                                                10

  Statement of Operations                                        11

  Statements of Changes in
  Net Assets                                                     12

  Statement of Cash Flows                                        13

  Financial Highlights                                           14

  Notes to Financial
  Statements                                                     15

Delaware Group Dividend and Income Fund, Inc.'s Objective

The Fund seeks to provide high current income, and secondarily, capital appreciation from U.S. stocks and high-yield bonds. Asset class concentration depends on the portfolio managers' assessment of each market's relative risks and rewards.

Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying common stock rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million (36.84%) of your Fund's net assets were leveraged as of November 30, 2000. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes the lead manager of Delaware Group Dividend and Income Fund, Inc. to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange.

Through November 30, 2000 we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Tender Offer
The Fund commenced a tender offer to purchase, at net asset value, up to 10% of its issued and outstanding shares of common stock on June 1, 2000, which expired on June 29, 2000. The tender offer was oversubscribed and all tenders were subject to proration (at a ratio of approximately 66.7%) in accordance with the terms of the tender offer. Following the purchase of shares tendered, the Fund has 12,876,300 shares of common stock outstanding.

Your Reinvestment Options
Delaware Group Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at
1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"AS OF NOVEMBER 30, 2000, THE U.S. STOCK MARKET HAD JUST TURNED IN A THIRD CONSECUTIVE MONTH OF LACKLUSTER RETURNS, AND THE EQUITY MARKETS WERE ON THEIR WAY TO FINISHING THEIR WORST YEAR SINCE 1990."

January 9, 2001

Recap of Events--As of November 30, 2000, the U.S. stock market had just turned in a third consecutive month of lackluster returns, and the equity markets were on their way to finishing their worst year since 1990. Major U.S. equity indexes were down year to date, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year to date and almost 50% from its March 10th peak.

There are a number of factors arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings disappointments, and tightening by an inflation-wary U.S. Federal Reserve Board early in 2000.

It is also clear that many investors and analysts in 2000 began reassessing stock valuations for companies that play roles in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology stocks, and for Internet-related companies in particular. The rest of 2000 was a reverse image of that speculative environment, however. Many technology stocks lost significant value in the spring, leading the broad market downward. The entire market has generally been volatile ever since and, as a result, we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this newfound focus on fundamentals can be a positive development, as it helps move stocks toward fair values from which we can be optimistic about future returns.

Unfortunately, many of the factors negatively influencing equities during the year also hurt the high-yield corporate bond market. Earnings weakness, credit quality concerns, and a general lack of liquidity in the market often restricted investors, as evidenced by the -5.09% return for the Merrill Lynch High-Yield Bond Index for the one-year period ended November 30, 2000.

Average Annual Total Returns

                                                                                          Premium (+)/
At Net Asset Value                                                                        Discount (-)
For The Periods Ended November 30, 2000            One Year    Five Year    Lifetime*    As of 11/30/00
-------------------------------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc.        +1.17%      +7.51%       +8.13%          +2.46%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                          -4.22%     +18.67%      +17.28%

Merrill Lynch High-Yield Bond Index                  -5.09%      +4.78%       +6.79%

Lipper Closed-End Income and
   Preferred Stock Funds Average (11 funds)          +5.26%      +7.37%       +7.35%
-------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes the reinvestment of all distributions. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index consists of domestic high-yield bonds with a quality range of less than BBB. The Lipper category represents the average returns of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Commenced operations on March 26, 1993.
                                                                              1

"ALTHOUGH WE EXPECT MARKET VOLATILITY MAY CONTINUE, IT IS OUR OPINION THAT DECLINING STOCK PRICES, POSITIVE FUNDAMENTALS AND A HEALTHY ECONOMIC BACKDROP MAKE THE CURRENT ENVIRONMENT QUITE ATTRACTIVE."


(Closed-End Income Artwork)


Delaware Group Dividend and Income Fund, Inc. returned +1.17% during the fiscal year ended November 30, 2000 (shares at net asset value with distributions reinvested). Your Fund outperformed both the Standard & Poor's 500 Index (-4.22%) and the Merrill Lynch High-Yield Bond Index (-5.09%) for the same period.

Difficult times in the stock market call for discipline from long-term investors. As always, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial adviser.

Market Outlook--The causes mentioned above for the market woes in 2000 are almost identical to those seen in 1990, the last year in which the Dow Jones Industrial Average, the Nasdaq Composite Index and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. We believe that the Federal Reserve is currently achieving the soft landing it sought for the U.S. economy, and that investors' various concerns are already reflected in the market. Although we expect market volatility may continue, it is our opinion that declining stock prices, positive fundamentals and a healthy economic backdrop make the current environment quite attractive.

As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Peter C. Andersen
Senior Portfolio Manager
Delaware Management Company

Michael Dugan
Senior Portfolio Manager
Delaware Management Company

January 9, 2001

"IN THE SECOND QUARTER OF 2000, FIXED-INCOME INVESTMENTS, SUCH AS THOSE HELD BY DELAWARE GROUP DIVIDEND AND INCOME FUND, INC., BEGAN REAPING THE BENEFITS OF A MORE CONSERVATIVE INVESTMENT ENVIRONMENT."


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Throughout the Fund's fiscal year, escalating interest rates, high energy prices, and inflation worries contributed to extreme levels of volatility in the U.S. stock market. Technology stocks, once the darlings of Wall Street, were especially hit hard by the turbulent conditions, as investors began seeking out the more value-oriented sectors of the market. It appears that growth was no longer the main driving force behind the U.S. stock market. In the second quarter of 2000, fixed-income investments, such as those held by Delaware Group Dividend and Income Fund, Inc., began reaping the benefits of a more conservative investment environment. The Fund posted a +1.17% return (shares at net asset value with distributions reinvested) for the one-year period ended November 30, 2000. In a difficult market environment such as we've seen this year, we believe Delaware Group Dividend and Income Fund, Inc. adds excellent diversification to your portfolio, because it offers a well-balanced blend of both growth and value. Over our fiscal year, the Fund's holdings in Real Estate Investment Trusts (REITs) benefited from the market's renewed emphasis on value. In addition, the Fund has enjoyed strength in the utilities and energy sectors, which have been positively impacted by higher oil prices.

Portfolio Highlights
Delaware Group Dividend and Income Fund, Inc. pursues its investment objective of high current income by holding a mix of high dividend-paying stocks and high-yielding corporate bonds. During our fiscal year, the Fund was well diversified among a number of economic sectors. The financial services, telecommunications, utility and commodity areas of the market were well represented in the portfolio.

The biggest contributions to performance came from relatively long-term portfolio holdings in REITs, and in utility and energy stocks. After two years of significant under-performance, securities in the REIT sector delivered strong returns in 2000. The sector benefited from stabilized earnings and a well-balanced real estate economy. The NAREIT Equity REIT Index, returned +17.22% for the one-year period ended November 30, 2000, compared to -9.88% and -13.31%, respectively, for the same period one and two years earlier. Our holdings in AMB Property, Duke Weeks Realty and Chateau Communities were strong performers throughout the fiscal year.

The rising cost of natural gas is largely responsible for the renewed strength in electrical utilities and energy stocks. Our holdings in electrical utility companies, such as Dominion Resources of Virginia, and Duke Energy, headquartered in North Carolina, enhanced the Fund's total return. In the energy sector, our holdings in oil producers, such as Chevron and Texaco were strong performers.

"THE BIGGEST CONTRIBUTIONS TO PERFORMANCE CAME FROM RELATIVELY LONG-TERM PORTFOLIO HOLDINGS IN REITS, AND IN UTILITY AND ENERGY STOCKS."

(Closed-End Income Artwork)


Throughout the Fund's fiscal year, we maintained our commitment to cyclical stocks. Since cyclical stocks are strongly tied to the supply-and-demand business cycle, their prices tend to increase when the economy is expanding, and conversely decrease when the economy is slowing down. Cyclical stocks typically underperform during periods when the Federal Reserve Board is aggressively raising interest rates. The Fund saw disappointing earnings from its holdings in Alcoa, a leading aluminum manufacturer and International Paper, a global producer of paper and forest products. However, we believe that the Fed has succeeded in engineering a soft landing for the economy. In addition, we are encouraged by the Fed's half-point interest rate reduction on January 3, 2001. We believe a lower interest rate environment is likely to produce a favorable environment for cyclical stocks.

In the high-yield bond portion of the Fund, we emphasized securities in the industrial and cyclical sectors. Unfortunately, despite experiencing a brief turnaround in June 2000, high-yield bonds continued to be negatively affected by reduced demand and lack of liquidity. In addition, over the past year or so, there has been an increase in the number of defaults in the high-yield bond market, as banks have begun cutting back lines of credit. Despite these negatives, we believe there are still good reasons for maintaining the Fund's high-yield bond position, as these bonds continue to provide the portfolio with an attractive level of income. In addition, we believe that as investors perceive interest rates to have stabilized, they may once again seek out these bonds.

In September 2000, lead fixed-income manager Peter C. Andersen, and his seasoned team of bond researchers and traders, took over the reigns of the high-yield bond portion of the portfolio. They came to Delaware Investments last fall from Conseco Capital Management, and bring with them a wealth of knowledge and expertise in the fixed-income arena. Under their leadership, the Fund now focuses on companies with higher credit ratings. In addition, the Fund seeks out individual companies whose bonds are selling at lower prices (or below par) as a result of general market conditions rather than because of concerns about their creditworthiness. Bonds are carefully selected by using a bottom-up, research-intensive process -- ensuring, in our opinion, the best possible high-yield debt securities are chosen for the portfolio. This method is similar to that used in picking stocks. We are confident in our new credit-focused management team and believe we will begin to see positive returns in the near-term as a result of their efforts.

Outlook

Generally, we maintain a positive outlook for equities in the coming months. Our outlook for the high-yield market remains cautious however, as it has been lacking a catalyst for two full years. However, we are optimistic that the Fed's sudden interest rate decrease could provide that catalyst.

We continue to believe that diversification will be the key to success in the current market environment and value funds, such as Delaware Group Dividend and Income Fund, Inc., will serve as effective complements to more aggressive growth funds in an investor's portfolio.

FUND BASICS
-----------

Fund Objectives
The primary investment objective of the Fund is to achieve high current income. Capital appreciation is a secondary objective.

Total Fund Net Assets
As of November 30, 2000
$149 million

Number of Holdings
As of November 30, 2000
162

Your Fund Managers
Peter C. Andersen received a master's degree in Finance from Harvard University and a master's degree in Physics from Yale University. He received a bachelor's degree in Mathematics/Physics from Northeastern University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Prior to that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen is a CFA charterholder.

Michael Dugan joined Delaware Investments in May 1997 as a portfolio manager. Mr. Dugan was previously a senior portfolio manager and research director at Thompson, Siegel and Walmsley in Richmond, VA.

Fund Start Date
March 26, 1993

Nasdaq Symbol
DDF

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC. PERFORMANCE
---------------------------------------------------------

Growth of a $10,000 Investment
March 26, 1993 to November 30, 2000

           Del&inc Div Market    Del&Div inc nav   Lipper Market  Lipper Net
Mar '93          $10,000             $10,000          $10,000      $10,000
Nov '93          $10,082             $11,076          $ 9,997      $10,446
Nov '94          $ 9,353             $10,566          $ 8,736      $ 9,472
Nov '95          $12,038             $12,756          $11,237      $12,021
Nov '96          $15,731             $15,449          $12,907      $13,447
Nov '97          $18,615             $19,653          $14,829      $15,648
Nov '98          $20,161             $19,630          $16,255      $16,849
Nov '99          $14,812             $18,099          $14,177      $16,034
Nov '00          $17,942             $18,310          $15,529      $17,243


Chart assumes $10,000 invested on March 26, 1993, the Fund's inception, and reflects the reinvestment of all distributions at market value. Performance of the Fund and the index at market value are based on market performance during the period. Performance of the Fund and the index at net asset value are based on the fluctuations in net asset value during the period. Delaware Group Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income Fund Average represents a peer group of closed-end mutual funds tracked by Lipper Inc. Past performance is not a guarantee of future results. You cannot invest directly in an index or an average.

Market Price vs. Net Asset Value
November 30, 1999 to November 30, 2000

                       Market Price  Net Asset Value
Nov '99                   $11.25         $13.00
Dec '99                   $12.00         $12.94
Jan '00                   $11.56         $12.68
Feb '00                   $10.50         $11.81
Mar '00                   $10.69         $12.42
Apr '00                   $11.31         $12.53
May '00                   $11.69         $12.53
Jun '00                   $11.63         $12.17
Jul '00                   $12.13         $12.38
Aug '00                   $12.56         $12.53
Sep '00                   $12.44         $12.60
Oct '00                   $12.63         $12.43
Nov '00                   $11.88         $11.59

Source: Bloomberg. Past performance does not guarantee future results.

Statement of Net Assets

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
---------------------------------------------
                                                         Number of     Market
November 30, 2000                                        Shares        Value
--------------------------------------------------------------------------------
 Common Stock - 85.60%
 Aerospace & Defense - 2.06%
 Northrop ......................................          13,000     $ 1,096,063
 Raytheon Class A ..............................           2,231          72,229
 United Technologies ...........................          27,000       1,911,938
                                                                     -----------
                                                                       3,080,230
                                                                     -----------
 Automobiles & Auto Equipment - 2.34%
 Dana ..........................................          75,000       1,256,250
 Ford Motor ....................................          64,682       1,471,516
 TRW ...........................................          23,000         760,438
                                                                     -----------
                                                                       3,488,204
                                                                     -----------
 Banking, Finance & Insurance - 10.89%
 Bank One ......................................          60,000       2,148,750
 Bank of America ...............................          43,000       1,717,313
 Block (H&R) ...................................          22,000         774,125
 Chase Manhattan ...............................          37,000       1,364,375
 First Union ...................................          55,000       1,381,875
 Franchise Finance .............................          70,000       1,535,625
 Keycorp .......................................          90,000       2,244,375
 Mellon Financial ..............................          33,000       1,546,875
 Washington Mutual .............................          55,045       2,501,107
 XL Capital Limited - Class A ..................          13,000       1,037,563
                                                                     -----------
                                                                      16,251,983
                                                                     -----------
 Cable, Media & Publishing - 1.74%
 Gannett .......................................          21,100       1,131,488
 Time Warner ...................................          23,635       1,465,370
                                                                     -----------
                                                                       2,596,858
                                                                     -----------
 Chemicals - 0.92%
 Dow Chemical ..................................          45,000       1,375,313
                                                                     -----------
                                                                       1,375,313
                                                                     -----------
 Computers & Technology - 1.55%
 International Business Machines ...............          10,000         935,000
 Pitney Bowes ..................................          40,000       1,162,500
 Xerox .........................................          32,000         222,000
                                                                     -----------
                                                                       2,319,500
                                                                     -----------
 Consumer Products - 2.14%
 Crown Cork & Seal .............................          66,000         268,125
 Eaton .........................................          35,000       2,454,375
*Pactiv ........................................          40,000         467,500
                                                                     -----------
                                                                       3,190,000
                                                                     -----------
 Electronics - 0.34%
 Thomas & Betts ................................          35,000         511,875
                                                                     -----------
                                                                         511,875
                                                                     -----------
 Energy - 4.69%
 Baker Hughes ..................................          27,000         892,688
 Chevron .......................................          28,000       2,292,500
 Conoco Class B ................................          50,000       1,253,125
 Exxon Mobil ...................................          20,000       1,760,000
 Tidewater .....................................          20,000         810,000
                                                                     -----------
                                                                       7,008,313
                                                                     -----------
                                                          Number of     Market
                                                          Shares        Value
--------------------------------------------------------------------------------
Common Stock (continued)
Food, Beverage & Tobacco - 2.25%
Heinz (H.J.) .....................................         40,000     $1,825,000
Philip Morris ....................................         40,000      1,527,500
                                                                      ----------
                                                                       3,352,500
                                                                      ----------
Healthcare & Pharmaceuticals - 1.16%
Schering-Plough ..................................         31,000      1,737,938
                                                                      ----------
                                                                       1,737,938
                                                                      ----------
Industrial Machinery - 2.88%
Caterpillar ......................................         32,000      1,258,000
Deere & Co. ......................................         57,000      2,319,188
Rockwell International ...........................         18,000        724,500
                                                                      ----------
                                                                       4,301,688
                                                                      ----------
Leisure, Lodging & Entertainment - 4.12%
Carnival .........................................         44,000        998,250
Golf Trust of America ............................         56,000        406,000
MeriStar Hospitality .............................         56,000      1,053,500
Starwood Hotels & Resorts Worldwide ..............         51,500      1,648,000
Viad .............................................         90,000      2,041,875
                                                                      ----------
                                                                       6,147,625
                                                                      ----------
Metals & Mining - 3.03%
Alcan Aluminum ...................................         45,000      1,366,875
Alcoa ............................................         50,000      1,409,375
Minnesota Mining & Manufacturing .................         17,000      1,697,875
Rouge Industries Class A .........................         30,200         56,625
                                                                      ----------
                                                                       4,530,750
                                                                      ----------
Paper & Forest Products - 2.74%
Georgia-Pacific (Timber Group) ...................         68,700      1,859,194
International Paper ..............................         40,000      1,355,000
Weyerhaeuser .....................................         20,000        875,000
                                                                      ----------
                                                                       4,089,194
                                                                      ----------
Real Estate - 23.28%
AMB Property .....................................         84,000      2,000,250
Apartment Investment & Management ................         43,300      1,991,800
Avalonbay Communities ............................         37,500      1,755,469
Camden Property Trust ............................         75,000      2,329,688
Capital Automotive ...............................         18,300        229,894
Chateau Communities ..............................         80,730      2,220,075
Duke Weeks Realty ................................         87,000      1,979,250
Equity Office Properties Trust ...................         81,000      2,455,313
Essex Property Trust .............................         17,000        893,563
Health Care Property Investors ...................         39,000      1,062,750
Healthcare Realty Trust ..........................         60,000      1,076,250
Liberty Property Trust ...........................         62,470      1,639,838
Macerich .........................................         41,000        786,688
Newhall Land & Farming ...........................         40,000        865,600
Pan Pacific Retail Properties ....................         66,800      1,381,925


----------------------
All percentages are calculated based on total net assets.

                                                           Number of    Market
Delaware Group Dividend and Income Fund, Inc.              Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Real Estate (continued)
 Pennsylvania Real Estate
   Investment Trust ..........................           47,600      $   904,400
 Philips International Realty ................           52,400          890,800
 Prentiss Properties Trust ...................          100,672        2,523,092
 Public Storage ..............................           74,000        1,623,375
 Reckson Associates Realty ...................           70,000        1,640,625
 Reckson Associates Realty Class B ...........           17,520          411,720
 Simon Property Group ........................           92,500        2,121,719
 Spieker Properties ..........................            8,000          418,000
 Sun Communities .............................           50,000        1,550,000
                                                                     -----------
                                                                      34,752,084
                                                                     -----------
 Retail - 2.23%
*Federated Department Stores .................           60,000        1,830,000
 Target ......................................           50,000        1,503,125
                                                                     -----------
                                                                       3,333,125
                                                                     -----------
 Telecommunications - 3.48%
 BellSouth ...................................           60,000        2,508,750
 Verizon Communications ......................           31,720        1,782,268
*Worldcom ....................................           60,000          896,250
                                                                     -----------
                                                                       5,187,268
                                                                     -----------
 Transportation & Shipping - 1.77%
 Burlington Northern Santa Fe ................           42,000        1,063,125
 Norfolk Southern ............................          110,000        1,581,250
                                                                     -----------
                                                                       2,644,375
                                                                     -----------
 Utilities - 10.91%
 American Electric Power .....................           90,800        4,176,800
 Dominion Resources ..........................           25,000        1,500,000
 FPL Group ...................................           38,000        2,517,500
 General Public Utilities ....................           60,000        2,111,250
 PG&E ........................................           91,000        2,496,813
 RGS Energy Group ............................           50,000        1,518,750
 Scottish Power ADR ..........................           22,040          647,425
 TXU .........................................           33,000        1,317,938
                                                                     -----------
                                                                      16,286,476
                                                                     -----------
 Miscellaneous - 1.08%
 Clorox ......................................           36,000        1,608,750
                                                                     -----------
                                                                       1,608,750
                                                                     -----------
 Total Common Stock
  (cost $136,210,218) ........................                       127,794,049
                                                                     -----------

 Convertible Preferred Stock - 9.92%
 Banking, Finance & Insurance - 3.78%
 National Australia Bank 7.875% ..............           40,000        1,110,000
 Newell Financial Trust I 5.25% ..............           80,200        2,486,200
 Salomon Smith Barney 6.25%
   Series CSN "DECS" .........................            8,300          863,200
 Sovereign Bancorp 7.50% .....................           27,000        1,188,000
                                                                     -----------
                                                                       5,647,400
                                                                     -----------

                                                          Number of     Market
                                                          Shares        Value
--------------------------------------------------------------------------------
 Convertible Preferred Stock  (continued)
 Cable, Media & Publishing - 0.39%
 Metromedia International 7.25% ..................         37,900     $  579,870
                                                                      ----------
                                                                         579,870
                                                                      ----------
 Consumer Products - 0.60%
 Cendant 7.50% "PRIDES" ..........................         65,200        892,425
                                                                      ----------
                                                                         892,425
                                                                      ----------
 Industrial Machinery - 0.67%
 Ingersoll-Rand 6.75% ............................         49,000        992,250
                                                                      ----------
                                                                         992,250
                                                                      ----------
 Paper & Forest Products - 0.90%
 Georgia-Pacific PEPS Units 7.50% ................         45,000      1,350,000
                                                                      ----------
                                                                       1,350,000
                                                                      ----------
 Real Estate - 1.77%
 Crescent Real Estate 6.75% ......................         62,600        985,950
 General Growth Properties 7.25% .................         75,100      1,661,588
                                                                      ----------
                                                                       2,647,538
                                                                      ----------
 Transportation & Shipping - 1.81%
 Greyhound Lines 8.50% ...........................         53,500      1,645,125
 Union Pacific Capital Trust 144A 6.25% ..........         23,900      1,048,613
                                                                      ----------
                                                                       2,693,738
                                                                      ----------
 Total Convertible Preferred Stock
   (cost $21,580,383) ............................                    14,803,221
                                                                      ----------

 Preferred Stock - 1.74%
 Banking, Finance & Insurance - 1.54%
 Credit Lyon Capital SCA 9.50% ...................        100,000      2,302,734
                                                                      ----------
                                                                       2,302,734
                                                                      ----------
 Cable, Media & Publishing - 0.20%
 Granite Broadcasting 12.75% .....................         31,473        291,121
                                                                      ----------
                                                                         291,121
                                                                      ----------
 Energy - 0.00%
*TCR Holdings Class B ............................          1,756             18
*TCR Holdings Class C ............................            966             10
*TCR Holdings Class D ............................          2,546             25
*TCR Holdings Class E ............................          5,267             53
                                                                      ----------
                                                                             106
                                                                      ----------
 Total Preferred Stock
   (cost $5,279,400) .............................                     2,593,961
                                                                      ----------

                                                         Principal
                                                         Amount
                                                         ---------
Convertible Bonds - 7.03%
Automobiles & Auto Equipment - 0.20%
Tower Automotive 5.00% 8/1/04 ....................       $400,000        293,000
                                                                      ----------
                                                                         293,000
                                                                      ----------
Banking, Finance & Insurance - 0.26%
Bell Atlantic Financial Services
  5.75% 4/1/03 ...................................        400,000        384,031
                                                                      ----------
                                                                         384,031
                                                                      ----------
--------------
All percentages are calculated based on total net assets.

                                                      Principal        Market
Delaware Group Dividend and Income Fund, Inc.         Amount           Value
--------------------------------------------------------------------------------
 Convertible Bonds (continued)
 Industrials - 0.91%
 Thermo Fibertek 4.50% 7/15/04 ...............      $ 1,530,000      $ 1,354,050
                                                                     -----------
                                                                       1,354,050
                                                                     -----------
 Metals & Mining - 0.76%
 MascoTech 4.50% 12/15/03 ....................        1,800,000        1,143,000
                                                                     -----------
                                                                       1,143,000
                                                                     -----------
 Real Estate - 3.94%
 IRT Property 7.30% 8/15/03 ..................        2,000,000        1,885,000
 LTC Properties 8.50% 1/1/01 .................          450,000          384,188
 Malan Realty Investors 9.50% 7/15/04 ........        2,300,000        2,012,770
 MidAtlantic Realty 7.625% 9/15/03 ...........        1,500,000        1,606,875
                                                                     -----------
                                                                       5,888,833
                                                                     -----------
 Telecommunications - 0.25%
 Allied Riser 7.50% 6/15/07 ..................        1,475,000          381,656
                                                                     -----------
                                                                         381,656
                                                                     -----------
 Technology - 0.30%
 Mercury Interactive 4.75% 7/1/07 ............          550,000          448,250
                                                                     -----------
                                                                         448,250
                                                                     -----------
 Miscellaneous - 0.41%
 Fleetpride 12.00% 8/1/05 ....................        2,000,000          610,000
                                                                     -----------
                                                                         610,000
                                                                     -----------
 Total Convertible Bonds
   (cost $13,863,074) ........................                        10,502,820
                                                                     -----------

 Non-Convertible Bonds - 26.52%
 Automobile & Auto Equipment - 1.47%
 American Axle & Manufacturing 9.75%
   3/1/09 ....................................        2,500,000        2,187,500
                                                                     -----------
                                                                       2,187,500
                                                                     -----------
 Banking, Finance & Insurance - 0.63%
 Chevy Chase Bank 9.25% 12/1/05 ..............        1,000,000          945,000
                                                                     -----------
                                                                         945,000
                                                                     -----------
 Building & Materials - 0.07%
+Flooring America 9.25% 10/15/07 .............          740,000          107,300
                                                                     -----------
                                                                         107,300
                                                                     -----------
 Cable, Media & Publishing - 2.60%
 Adelphia Communications
   9.375% 11/15/09 ...........................        1,000,000          730,000
 American Lawyer Media
   9.75% 12/15/07 ............................        1,000,000          905,000
 Charter Communications
   8.625% 4/1/09 .............................        1,450,000        1,239,750
 Granite Broadcasting
   9.375% 12/1/05 ............................        2,000,000        1,010,000
                                                                     -----------
                                                                       3,884,750
                                                                     -----------
 Chemicals - 0.63%
 Lyondell Chemical 10.875% 5/1/09 ............        1,000,000          937,500
                                                                     -----------
                                                                         937,500
                                                                     -----------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (continued)
 Consumer Products - 1.21%
 American Safety Razor 9.875% 8/1/05 .............     $1,875,000     $1,809,375
                                                                      ----------
                                                                       1,809,375
                                                                      ----------
 Energy - 0.87%
 Newpark Resources 8.625% 12/15/07 ...............      1,425,000      1,303,875
                                                                      ----------
                                                                       1,303,875
                                                                      ----------
 Food, Beverage & Tobacco - 1.85%
+Big V Supermarkets 11.00% 2/15/04 ...............        450,000        105,750
 Chiquita Brands 9.625% 1/15/04 ..................      1,000,000        535,000
 Fleming 10.625%12/15/01 .........................      1,320,000      1,287,000
 Fleming 10.50% 12/1/04 ..........................      1,000,000        832,500
                                                                      ----------
                                                                       2,760,250
                                                                      ----------
 Industrial Machinery - 1.21%
 Alliance Laundry 9.625% 5/1/08 ..................      1,200,000        927,000
 Fedders North America 9.375% 8/15/07 ............      1,000,000        875,000
                                                                      ----------
                                                                       1,802,000
                                                                      ----------
 Leisure, Lodging & Entertainment - 1.82%
 AFC Enterprises 10.25% 5/15/07 ..................      1,000,000        925,000
 Bally Total Fitness 9.875% 10/15/07 .............      2,000,000      1,790,000
                                                                      ----------
                                                                       2,715,000
                                                                      ----------
 Packaging & Containers - 1.87%
 Container Corporation of America
   11.25% 5/1/04 .................................      1,000,000      1,007,500
 Delta Beverage Group 9.75% 12/15/03 .............      1,025,000      1,040,375
 Pierce Leahy Command 8.125% 5/15/08 .............        800,000        748,000
                                                                      ----------
                                                                       2,795,875
                                                                      ----------
 Retail - 0.95%
 Buhrman US 12.25% 11/1/09 .......................        500,000        500,000
 Matress Discounters 12.625% 7/15/07 .............      1,000,000        910,000
                                                                      ----------
                                                                       1,410,000
                                                                      ----------
 Telecommunications - 5.45%
+Galaxy Telecommunication L.P. ...................
  12.375% 10/1/05 ................................      2,000,000        650,000
 Global Crossing 144A
   9.50% 11/15/09 ................................      2,000,000      1,680,000
 Intermedia Communications
   8.60% 6/1/08 ..................................      2,000,000      1,630,000
 Level 3 Communications
   9.125% 5/1/08 .................................      1,000,000        670,000
 Level 3 Communications
   6.00% 3/15/10 .................................      1,250,000        578,125
 Metromedia Fiber Network
   10.00% 11/15/08 ...............................      1,000,000        765,000
 Nextel Communications
   9.375% 11/15/09 ...............................      1,000,000        862,500
 Nextlink Communications
   10.75% 11/15/08 ...............................      1,000,000        665,000
 Rural Cellular 9.625% 5/15/08 ...................        700,000        637,000
                                                                      ----------
                                                                       8,137,625
                                                                      ----------
----------------------
All percentages are calculated based on total net assets.

                                                     Principal         Market
Delaware Group Dividend and Income Fund, Inc.        Amount            Value
--------------------------------------------------------------------------------
  Non-Convertible Bonds (continued)
  Textiles - 0.70%
  Norton McNaughton 12.50% 6/1/05 ............      $ 1,000,000      $   930,000
 +Pillowtex 9.00% 12/15/07 ...................        2,050,000          112,750
                                                                     -----------
                                                                       1,042,750
                                                                     -----------
  Transportation & Shipping - 3.33%
  Atlantic Express 10.75% 2/1/04 .............          675,000          509,625
  Avis Group Holdings 11.00% 5/1/09 ..........          775,000          833,125
  Eletson Holdings 9.25% 11/15/03 ............        1,000,000          925,000
  Mtl 10.00% 6/15/06 .........................        2,000,000        1,060,000
  Worldwide Flight 12.25% 8/15/07 ............        2,400,000        1,644,000
                                                                     -----------
                                                                       4,971,750
                                                                     -----------
  Utilities - 0.99%
  Midland Funding II 11.75% 7/23/05 ..........        1,400,000        1,482,250
                                                                     -----------
                                                                       1,482,250
                                                                     -----------
  Miscellaneous - 0.87%
  Holley Performance Products
    12.25% 9/15/07 ...........................        1,000,000          575,000
  Loomis Fargo 10.00% 1/15/04 ................          750,000          720,000
                                                                     -----------
                                                                       1,295,000
                                                                     -----------
  Total Non-Convertible Bonds
    (cost $51,861,546) .......................                        39,587,800
                                                                     -----------

  Short-Term Securities - 5.06%
**U.S. Treasury Bill 6.01% 12/21/00 ..........        7,580,000        7,553,219
                                                                     -----------
  Total Short-Term Securities
    (cost $7,553,219) ........................                         7,553,219
                                                                     -----------

                                                       Number
                                                      of Shares
                                                      ---------
   Stock Warrants - 0.00%
  *Worldwide Flight .........................            2,400            2,400
                                                                  -------------
   Total Stock Warrants
     (cost $23,408) .........................                             2,400
                                                                  -------------

   Total Market Value of Securities -
     135.87% (cost $236,371,248) ............                       202,837,470
***Liabilities Net of Receivables
     and Other Assets - (35.87%) ............                       (53,544,990)
                                                                  -------------
   Net Assets Applicable to
     12,876,300 Shares ($0.01 par value)
     Outstanding; Equivalent to $11.59
     per Share - 100.00% ....................                     $ 149,292,480
                                                                  =============
--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Common stock, $0.01 par value,
  500,000,000 shares authorized
  to the Fund .............................................       $ 199,194,193
Treasury stock, 1,430,700 shares,
  at cost .................................................         (17,411,619)
Accumulated net realized gain
  on investments ..........................................           1,043,684
Net unrealized depreciation
  of investments ..........................................         (33,533,778)
                                                                  -------------
Total net assets ..........................................       $ 149,292,480
                                                                  =============
-----------------
  *Non-income producing security for the year ended November 30, 2000.
 **U.S. Treasury Bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
***Of this amount, $54,533,981 represents commercial paper payable at November
   30, 2000. See Note 5 in "Notes to Financial Statements".
  +Non-income producing security. Security is currently in default.

----------------------
Summary of Abbreviations
   ADR - American Depositary Receipts
   DECS - Dividend Enhanced Convertible Stock
   PEPS - Partial Equity Linked Securities
   PRIDES - Preferred Redeemable Increased Dividend Equity Securities

                             See accompanying notes

Statement of Assets and Liabilities

Year Ended November 30, 2000       Delaware Group Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $236,371,248) ........................  $202,837,470
Cash .............................................................         3,056
Dividends and interest receivable ................................     2,318,361
Receivable for securities sold ...................................    13,148,171
                                                                    ------------
Total assets .....................................................   218,307,058
                                                                    ------------
Liabilities:
Payable for securities purchased .................................    14,295,989
Commercial paper payable .........................................    54,533,981
Other accounts payable and accrued expenses ......................       184,608
                                                                    ------------
Total liabilities ................................................    69,014,578
                                                                    ------------
Total Net Assets .................................................  $149,292,480
                                                                    ============
                             See accompanying notes

Statement of Operations

Year Ended November 30, 2000                                                           Delaware Group Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................................................................   $8,143,569
Interest ............................................................................................    8,082,493      $16,226,062
                                                                                                        ----------      -----------
Expenses:
Management fees .....................................................................................    1,238,876
Accounting and administration fees ..................................................................      112,511
Professional fees ...................................................................................       80,818
Commercial paper fees ...............................................................................       73,716
Reports to shareholders .............................................................................       44,682
Transfer agent fees .................................................................................       16,400
Taxes (other than taxes on income) ..................................................................       12,900
Directors' fees .....................................................................................       11,824
Custodian fees ......................................................................................        4,500
Other ...............................................................................................       14,502
                                                                                                        ----------
Total operating expenses (before interest expense) ..................................................                     1,610,729
Interest expense ....................................................................................                     3,576,180
                                                                                                                        -----------
Total operating expenses (after interest expense) ...................................................                     5,186,909
Less: expenses paid indirectly .....................................................................                         (3,929)
                                                                                                                        -----------
Total expenses ......................................................................................                     5,182,980
                                                                                                                        -----------
Net Investment Income ...............................................................................                    11,043,082
                                                                                                                        -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
   Investment transactions ..........................................................................                     8,212,204
   Options written ..................................................................................                        83,127
                                                                                                                        -----------
Net realized gain ...................................................................................                     8,295,331
Net change in unrealized appreciation/depreciation of investments ...................................                   (18,053,128)
                                                                                                                        -----------
Net Realized and Unrealized Loss on Investments .....................................................                    (9,757,797)
                                                                                                                        -----------
Net Increase in Net Assets Resulting from Operations ................................................                    $1,285,285
                                                                                                                        ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                       Delaware Group Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Year Ended
                                                                                                       11/30/00           11/30/99
Operations:
Net investment income .............................................................................   $11,043,082       $13,433,936
Net realized gain on investments ..................................................................     8,295,331         7,804,690
Net change in unrealized appreciation/depreciation of investments .................................   (18,053,128)      (35,259,930)
                                                                                                     ------------------------------
Net increase (decrease) in net assets resulting from operations ...................................     1,285,285       (14,021,304)
                                                                                                     ------------------------------
Distributions to Shareholders from:
Net investment income .............................................................................   (11,043,082)      (13,433,936)
Net realized gain on investments ..................................................................    (7,759,203)      (18,828,378)
Return of capital .................................................................................    (1,764,053)                -
                                                                                                     ------------------------------
                                                                                                      (20,566,338)      (32,262,314)
                                                                                                     ------------------------------
Capital Share Transactions:
Cost of shares repurchased (See Note 4) ...........................................................   (17,411,619)                -
                                                                                                     ------------------------------
Decrease in net assets derived from capital share transactions ....................................   (17,411,619)                -
                                                                                                     ------------------------------

Net Decrease in Net Assets ........................................................................   (36,692,672)      (46,283,618)

Net Assets:
Beginning of period ...............................................................................   185,985,152       232,268,770
                                                                                                     ------------------------------
End of period .....................................................................................  $149,292,480      $185,985,152
                                                                                                     ==============================

                             See accompanying notes

Statement of Cash Flows

Year Ended November 30, 2000                                                           Delaware Group Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations ..............................................................      $1,285,285
                                                                                                                       ------------
   Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities
     Amortization of discount on securities purchased .............................................................        (371,782)
     Net proceeds from investment transactions ....................................................................      25,796,938
     Net realized gain from security transactions .................................................................      (8,295,331)
     Change in net unrealized appreciation/depreciation ...........................................................      18,053,128
     Increase in receivable for investments sold ..................................................................     (13,077,168)
     Decrease in interest and dividends receivable ................................................................         983,848
     Increase in payable for investments purchased ................................................................      13,971,174
     Decrease in interest payable .................................................................................        (314,971)
     Decrease in accrued expenses and other liabilities ...........................................................        (317,020)
                                                                                                                       ------------
     Total adjustments ............................................................................................      36,428,816
                                                                                                                       ------------
Net cash provided by operating activities .........................................................................      37,714,101
                                                                                                                       ------------
Cash Flows Used for Financing Activities:
   Repurchase of capital stock ....................................................................................     (17,411,619)
   Cash provided by issuance of commercial paper ..................................................................     197,271,984
   Cash used to liquidate commercial paper ........................................................................    (197,108,848)
   Cash distributions paid ........................................................................................     (20,566,338)
                                                                                                                       ------------
Net cash used for financing activities ............................................................................     (37,814,821)
                                                                                                                       ------------
Net decrease in cash ..............................................................................................        (100,720)
Cash at beginning of period .......................................................................................         103,776
                                                                                                                       ------------
Cash at end of period .............................................................................................    $      3,056
                                                                                                                       ============
Cash paid for interest ............................................................................................    $  3,891,151
                                                                                                                       ============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                Delaware Group Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period .................................    $13.000     $16.230      $18.010     $15.420      $14.010

Income (loss) from investment operations:
   Net investment income .............................................      0.803       0.939        1.020       1.010        1.070
   Net realized and unrealized gain (loss) on investments ............     (0.713)     (1.914)      (0.890)      3.080        1.840
                                                                         ----------------------------------------------------------
   Total from investment operations ..................................      0.090      (0.975)       0.130       4.090        2.910
                                                                         ----------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ..............................     (0.803)     (0.939)      (1.020)     (1.010)      (1.090)
   Distributions from net realized gains on investments ..............     (0.560)     (1.316)      (0.890)     (0.490)      (0.410)
   Return of capital .................................................     (0.137)          -            -           -            -
                                                                         ----------------------------------------------------------
   Total dividends and distributions .................................     (1.500)     (2.255)      (1.910)     (1.500)      (1.500)
                                                                         ----------------------------------------------------------
Net asset value, end of period .......................................    $11.590     $13.000      $16.230     $18.010      $15.420
                                                                         ==========================================================
Market value, end of period ..........................................    $11.875     $11.250      $17.630     $18.060      $16.630
                                                                         ==========================================================
Total return based on:(1)
   Market value ......................................................     19.78%     (26.53%)       8.30%      18.34%       30.67%
   Net asset value ...................................................      1.17%      (7.80%)      (0.12%)     27.22%       21.11%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........................   $149,292    $185,985     $232,269    $257,651     $220,566
   Ratio of total operating expenses to average net assets ...........      3.02%       2.34%        2.22%       2.32%        2.59%
   Ratio of total operating expenses to adjusted average
     net assets (before interest expense)(2) .........................      0.71%       0.77%        0.80%       0.82%        0.87%
   Ratio of interest expense to adjusted average net assets(2) .......      1.58%       1.08%        1.02%       1.06%        1.17%
   Ratio of net investment income to average net assets ..............      6.45%       6.34%        5.91%       6.10%        7.38%
   Ratio of net investment income to adjusted average net assets(2) ..      4.88%       5.03%        4.84%       4.93%        5.80%
   Portfolio turnover ................................................        47%         55%          46%         74%          69%

Leverage analysis:
   Debt outstanding at end of period (000 omitted) ...................    $55,000     $55,000      $55,000     $55,000      $55,000
   Average daily balance of debt outstanding (000 omitted) ...........    $54,463     $54,567      $54,555     $54,631      $54,641
   Average daily balance of shares outstanding (000 omitted) .........     13,744      14,307       14,307      14,307       14,307
   Average debt per share ............................................     $3.963      $3.814       $3.813      $3.818       $3.820

----------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Adjusted average net assets excludes debt outstanding.

                             See accompanying notes

Notes to Financial Statements

Year Ended November 30, 2000
Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company for federal income tax purposes and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined In accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and if necessary, a return of capital.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 5).

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "commission" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was $3,929 for the year ended November 30, 2000. The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% of the adjusted average weekly net assets. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $138,559.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets subject to an annual minimum of $85,000. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $20,601.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 2000, the Fund made purchases of $99,245,855 and sales of $131,179,903 of investment securities other than U.S. government securities and temporary cash investments.

Year Ended November 30, 2000
--------------------------------------------------------------------------------
3. Investments (continued)
At November 30, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Cost of investments ............................................   $236,371,248
                                                                  -------------
Aggregate unrealized appreciation ..............................   $ 12,985,063
Aggregate unrealized depreciation ..............................    (46,518,841)
                                                                  -------------
Net unrealized depreciation ....................................   ($33,533,778)
                                                                  =============
4. Capital Shares
There are 500,000,000 shares of $0.01 par value capital stock authorized.

On April 20, 2000, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase and hold as treasury shares up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value on June 30, 2000, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2000 and expired on June 29, 2000. In connection with the tender offer, the Fund purchased 1,430,700 shares of capital stock at a total cost of $17,411,619. The 1,430,700 treasury shares will be available for issuance by the Fund without further shareholder action.

The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 2000.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

5. Commercial Paper
As of November 30, 2000, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,533,981. The weighted average discount rate of commercial paper outstanding at November 30, 2000, was 6.59%. The average daily balance of commercial paper outstanding during the period ended November 30, 2000, was $54,463,555 at a weighted discount rate of 6.33%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with Chase Manhattan bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 2000, there were no borrowings under this arrangement.

6. Credit and Market Risks
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Options Written
The Fund may enter into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended November 30, 2000 for the Fund were as follows:
                                                     Number
                                                  of Contracts         Premiums
                                                  ------------         --------
Options outstanding at
   November 30, 1999 ...........................       540             $ 83,127
Options written ................................         -                    -
Options terminated in closing
  purchase transaction .........................         -                    -
Options expired ................................      (540)             (83,127)
                                                      ----             --------
Options outstanding at
  November 30, 2000 ............................         -                    -
                                                      ====             ========

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)* ...................   10%
(B) Ordinary Income Distributions (Tax Basis)* ...........................   81%
(C) Return of Capital (Tax Basis)* .......................................    9%
(D) Total Distribution (Tax Basis) .......................................  100%
(E) Qualifying Dividends(1)** ............................................   42%

----------------------
  * Items (A) (B) and (C) are based on a percentage of the Fund's total distributions.

 ** Item (E) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
16

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Dividend and Income Fund, Inc. at November 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001

DELAWARE(SM)              DDF                 Registrar and Stock Transfer Agent
INVESTMENTS              Listed               Mellon Investor Services, LLC
---------------------     NYSE                Overpeck Centre
Philadelphia o London                         85 - Challenger Road
                                              Ridgefield, NJ 07660
                                              1.800.851.9677

                                              For Securities Dealers
                                              1.800.362.7500

                                              For Financial Institutions
                                              Representatives Only
                                              1.800.659.2265

                                              www.delawareinvestments.com

This annual report is for the information of Delaware Group Dividend and Income Fund, Inc. shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time-to-time purchase shares of its Common Stock on the open market at market prices.

----------------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS                          Thomas F. Madison                       Joseph H. Hastings
                                            President and Chief Executive Officer   Senior Vice President/Corporate Controller
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                      Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                Michael P. Bishof
Philadelphia, PA                            Janet L. Yeomans                        Senior Vice President/Treasurer
                                            Vice President and Treasurer            Philadelphia, PA
                                            3M Corporation
Walter P. Babich(+)                         St. Paul, MN                            Lisa O. Brinkley
Board Chairman                                                                      Senior Vice President/Compliance Director
Citadel Constructors, Inc.                  AFFILIATED OFFICERS                     Philadelphia, PA
King of Prussia, PA
                                            Richard J. Flannery                     Investment Manager
David K. Downes                             President/Chief Executive Officer       Delaware Management Company
President and Chief Executive Officer       Delaware Family of Funds                Philadelphia, PA
Delaware Investments Family of Funds        Philadelphia, PA
Philadelphia, PA                                                                    International Affiliate
                                            William E. Dodge                        Delaware International Advisers Ltd.
John H. Durham                              Executive Vice President/               London, England
Private Investor                            Chief Investment Officer, Equity
Horsham, PA                                 Philadelphia, PA                        Principal Office of the Fund
                                                                                    2005 Market Street
John A. Fry                                 Jude T. Driscoll                        Philadelphia, PA 19103-7057
Executive Vice President                    Executive Vice President/
University of Pennsylvania                  Head of Fixed Income                    Independent Auditors
Philadelphia, PA                            Delaware Family of Funds                Ernst & Young LLP
                                            Philadelphia, PA                        2001 Market Street
Anthony D. Knerr(+)                                                                 Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven(+)
Former Treasurer, National Gallery of Art
Washington, DC

+ Audit Committee Member

(4153)                                                        Printed in the USA
AR-DDF[11/00]PPL 1/01    Recordholders as of November 30, 2000:548       (J6655)